Exhibit 10.2

AMENDMENT NO. 5

AMENDMENT NO. 5, dated as of August 6, 2004 (this “Amendment”), to the Second Amended and Restated Master Loan and Security Agreement, dated as of January 30, 2004 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and among NC CAPITAL CORPORATION (“NC Capital”), NEW CENTURY MORTGAGE CORPORATION (“New Century”), NC RESIDUAL II CORPORATION (“NCRII”, together with NC Capital and New Century, collectively, the “Borrowers”, each, a “Borrower”), MORGAN STANLEY BANK (“MSB”) and MORGAN STANLEY MORTGAGE CAPITAL INC. (“MSMCI”) (MSMCI, in its capacity as a lender, together with MSB, collectively, the “Lenders”, and in its capacity as agent for the Lenders, together with any successors and assigns, the “Agent”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

The Borrowers, the Lenders and the Agent are parties to the Existing Loan Agreement.

The Borrowers, the Lenders and the Agent have agreed, subject to the terms and conditions hereof, that the definition of “Collateral Value” shall be amended as provided below.

Accordingly, the Borrowers, the Lenders and the Agent hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1.  Amendment.  The definition of “Collateral Value” set forth in Section 1.01 of the Existing Loan Agreement is hereby amended by (i) replacing the period set forth at the end of clause (b)(vi) with a semicolon and (ii) inserting in proper numerical order the following new clause (b)(vii):

“(vii)       which has been pledged to the Agent under the Loan Agreement in excess of 120 calendar days.”

SECTION 2.  Conditions Precedent.  This Amendment shall become effective on the first date (the “Amendment Effective Date”) that all of the following conditions precedent shall have been satisfied:

2.1           Delivered Documents.  On the Amendment Effective Date, the Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

(a)           Amendment.  This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Lenders and the Agent; and

(b)           Other Documents.  Such other documents as the Agent or counsel to the Agent may reasonably request.

2.2           No Default.  On the Amendment Effective Date, (i) each Borrower shall be in compliance with all of the terms and provisions set forth in the Existing Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrowers pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default shall have occurred and be continuing on such date.

SECTION 3.  Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders, as of the date hereof and as of the Amendment Effective Date, that it is in compliance with all of the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article VI of the Loan Agreement.

SECTION 4.  Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Loan Agreement and each of the other Loan Documents shall continue to be, and shall remain, in full force and effect in accordance with its respective terms; provided, however, that upon the Amendment Effective Date each reference therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

SECTION 5.  Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 6.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS

NC CAPITAL CORPORATION

By:	/s/ PATRICK FLANAGAN
Name: Patrick Flanagan
Title: Chief Executive Officer

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ PATRICK FLANAGAN
Name: Patrick Flanagan
Title: President

NC RESIDUAL II CORPORATION

By:	/s/ PATRICK FLANAGAN
Name: Patrick Flanagan
Title: President

MORGAN STANLEY MORTGAGE CAPITAL INC., as Agent and as a Lender

By:	/s/ PAUL J. NAJARIAN
Name: Paul J. Najarian
Title: Vice President

MORGAN STANLEY BANK, as a Lender

By:	/s/ PAUL J. NAJARIAN
Name: Paul J. Najarian
Title: Vice President